MAINSTAY GROUP OF FUNDS

MainStay Equity Index Fund

Supplement dated October 28, 2008 ("Supplement")
to the Prospectus dated February 28, 2008 ("Prospectus")

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Equity Fund (the “Fund”), a series of The MainStay Funds. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

1.	The third full paragraph under the section entitled “Excessive Purchases and Redemptions or Exchanges” is hereby deleted in its entirety and replaced with the following:

The Fund, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Fund will place a ‘‘block’’ on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Fund may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Fund’s procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Fund’s Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio, for example they either work from an asset allocation model or direct transactions to conform to a portfolio model.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY GROUP OF FUNDS

MainStay 130/30 Funds
MainStay Asset Allocation Funds
MainStay Equity Funds
MainStay Income and Blended Funds
MainStay Retirement Funds
MainStay Growth Equity Fund/MainStay Large Cap Opportunity Fund

Supplement dated October 28, 2008 ("Supplement")
to the Prospectuses dated February 28, 2008 ("Prospectuses")

This Supplement updates certain information contained in the above-dated Prospectuses. You may obtain copies of the Prospectuses and the applicable Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

1.	Effective immediately, all 403(b)(7) accounts are exempt from the Small Account Fee.

2.	The third full paragraph under the section entitled “Excessive Purchases and Redemptions or Exchanges” is hereby deleted in its entirety and replaced with the following:

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a ‘‘block’’ on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds’ procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds’ Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio, for example they either work from an asset allocation model or direct transactions to conform to a portfolio model.

MainStay Income and Blended Funds Prospectus only:

3.
Thomas Girard is hereby added as a portfolio manager to the Balanced Fund under the section entitled “Portfolio Managers” on page 147 of the MainStay Income and Blended Funds Prospectus. The biography for Thomas Girard under the section entitled “Portfolio Manager Biographies” is hereby amended as follows:

Thomas J. Girard Mr. Girard became a portfolio manager of the Balanced Fund in October 2008. He also serves as portfolio manager of the Income Manager Fund and the Indexed Bond Fund. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined NYLIM in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining NYLIM, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck & Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset-backed and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.

3PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.